UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 5th 2021, the Audit Committee of the Board of Directors of Quotient Ltd. (the “Company”) determined, after discussions with the Company’s management, that the Company’s audited consolidated financial statements included in the Company’s fiscal year 2021 Annual Report on Form 10-K, and its quarterly reports for each of the quarters during the year ended March 31, 2021 and the first quarter of Fiscal Year 2022 on Form 10-Q should be restated and should no longer be relied upon. Similarly, related press releases, earnings releases and investor communications describing the Company’s financial statements for that period should no longer be relied upon.

The Audit Committee’s determination is based upon the Company’s conclusion that it understated the non-cash interest expense associated with the historical accounting for the Company’s 12% Senior Secured Notes and related royalty rights agreements originating in October 2016, August 2018 and June 2019. The estimated impact is anticipated to be below 5% of net loss and total liabilities in each year presented in the FY21 Form 10-K.

As a result, the Company intends to amend each year presented in the 2021 Form 10-K, as well as the Form 10-Q for the quarter ended June 30, 2021 to the extent required, to reflect (1) the correction of non-cash interest expense and long term debt; (2) other immaterial adjustments; and (3) the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, as of the end of the impacted periods, to report a material weakness related to our historical accounting for Senior Secured Notes and royalty rights agreements.

The Audit Committee has discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2021

QUOTIENT LIMITED

By:	/s/ Ali Kiboro
Name: Ali Kiboro
Title: Chief Financial Officer